UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-23184

Peachtree Alternative Strategies Fund
(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH	45246
(Address of principal executive offices)	(Zip code)

Ford Donohue, President and Principal Executive Officer
Peachtree Alternative Strategies Fund
3060 Peachtree Rd. NW
Atlanta, GA, 30305
 (Name and address of agent for service)

With a copy to:
Edward C. Lawrence, Esq.
Bernstein Shur, Sawyer & Nelson
100 Middle Street
Portland, ME 04104-5029

Registrant's telephone number, including area code:	513-587-3400

Date of fiscal year end:	4/30

Date of reporting period:	1/31/17

Item 1. Schedule of Investments.

Peachtree Alternative Strategies Fund
Schedule of Investments
January 31, 2017 (Unaudited)

Portfolio Funds	Strategy	% of Net Assets	Cost(1)	Fair Value	Initial Acquisition Date	Redemption Frequency(2)	Next Available Redemption Date

Altimeter Offshore Ltd., Class A, Series 2017-01	Equity Long/Short	3.7%	$3,043,709	$3,089,976	1/3/2017	Semi-Annual	6/30/2017
Camber Capital Fund, LP	Equity Long/Short	5.0%	2,945,735	4,202,135	1/3/2017	Monthly	2/28/2017
Cooper Square Offshore Ltd., Class X	Equity Long/Short	3.5%	2,850,301	2,894,061	1/3/2017	Quarterly	3/31/2017
Horseman European Select Fund Ltd., Class A	Equity Long/Short	2.1%	1,671,692	1,709,515	1/3/2017	Monthly	2/28/2017
Indus Japan Fund Ltd.	Equity Long/Short	3.9%	3,218,553	3,243,282	1/3/2017	Quarterly	3/31/2017
Lakewood Capital Offshore Fund Ltd., Class A, Series 1	Equity Long/Short	4.2%	3,459,352	3,497,111	1/3/2017	Quarterly	3/31/2017
Lansdowne Developed Markets Fund Ltd., Class N	Equity Long/Short	4.9%	4,182,330	4,060,082	1/3/2017	Monthly	2/28/2017
Light Street Xenon Ltd., Class A, Series N	Equity Long/Short	2.5%	1,925,940	2,097,527	1/3/2017	Quarterly	3/31/2017
Marianas Fund Ltd., Class A, Series 2017-03	Equity Long/Short	1.0%	836,244	841,262	1/3/2017	Quarterly	3/31/2017
Marianas Fund Ltd., Class B, Series 2017-02	Equity Long/Short	2.9%	2,444,698	2,459,366	1/3/2017	Quarterly	3/31/2017
Pelham Long/Short Fund Ltd., Class A, Series 1	Equity Long/Short	4.6%	3,711,218	3,786,141	1/3/2017	Monthly	2/28/2017	(3)
Pleiad Asia Offshore Feeder Fund, Class A-A1, Series 2017-01	Equity Long/Short	2.6%	2,236,663	2,155,072	1/3/2017	Quarterly	3/31/2017	(4)
Pleiad Asia Offshore Feeder Fund, Class A-A5, Series 2017-01	Equity Long/Short	0.6%	504,047	485,558	1/3/2017	Quarterly	3/31/2017	(4)
Soroban Fund LLC, Series 1-E	Equity Long/Short	5.1%	1,897,765	4,284,664	1/3/2017	Quarterly	3/31/2017	(4)
TPG Public Equity Partners-A, LP	Equity Long/Short	4.0%	3,000,000	3,329,596	1/3/2017	Quarterly	3/31/2017	(4)
Total Equity Long/Short		50.6%	$37,928,247	$42,135,348

AQR Delta Offshore Fund, L.P.	Non-Directional	8.0%	6,617,345	6,631,997	1/3/2017	Bi-Monthly	2/15/2017
Arrowgrass International Fund Ltd., Class B	Non-Directional	6.1%	5,091,270	5,117,333	1/3/2017	Quarterly	3/31/2017	(5)
D.E. Shaw Composite International Fund	Non-Directional	11.0%	9,094,344	9,171,697	1/3/2017	Quarterly	3/31/2017
Davidson Kempner Partners	Non-Directional	4.5%	3,500,000	3,776,143	1/3/2017	Semi-Annual	6/30/2017
King Street Capital Offshore Ltd., Class A, Series 1	Non-Directional	7.5%	6,205,332	6,250,660	1/3/2017	Quarterly	3/31/2017	(4)
King Street Capital Offshore Ltd., Class S, Series 113	Non-Directional	0.0%	34,215	34,158	1/3/2017	Quarterly	3/31/2017	(4)
King Street Capital, L.P.	Non-Directional	0.0%	26,036	27,202	1/3/2017	N/A
Moon Capital Global Equity Offshore Fund Ltd., Class S, Series A-84	Non-Directional	0.1%	82,667	82,551	1/3/2017	N/A
Renaissance Institutional Diversified Alpha Fund International L.P., Series A	Non-Directional	4.0%	3,382,890	3,343,189	1/3/2017	Quarterly	3/31/2017
Voya Mortgage Investment Fund, Institutional Class, Lead Series	Non-Directional	4.8%	4,002,889	4,022,886	1/3/2017	Quarterly	3/31/2017
Total Non-Directional		46.0%	$38,036,988	$38,457,816

Total Investments In Portfolio Funds		96.6%	$75,965,235	$80,593,164

Money Market Funds	Shares	% of Net Assets	Cost	Fair Value

Fidelity Investments Government Money Market Portfolio,
Institutional Class, 0.47%(6)	3,628,706	4.4%	$3,628,706	$3,628,706

Total Investments		101.0%	$79,593,941	$84,221,870

Liabilities in Excess of Other Assets		(1.0)%		$(837,449)

Net Assets		100.0%		$83,384,421

(1)	There were no unfunded capital commitments as of January 31, 2017.
(2)
Certain redemptions may be subject to various restrictions and limitations such as redemption penalties on investments liquidated within a certain period subsequent to investment (e.g. a soft lock-up), investor-level gates and/or Portfolio Fund-level gates. Redemption notice periods range from 30 to 90 days.

(3)	Fair value of $924,576 is restricted form redemption until 4/30/17.
(4)	Subject to 25% investor level quarterly gate.
(5)	Subject to a early redemption fee of 2% on redemptions before 5/31/17.
(6)	Rate disclosed is the seven day effective yield as of January 31, 2017.

See accompanying notes which are an integral part of this schedule of investments.

Peachtree Alternative Strategies Fund
Notes to the Schedule of Investments
January 31, 2017 (Unaudited)

1. Organization

Peachtree Alternative Strategies Fund (the “Fund”) was organized on August 19, 2016 as a Delaware statutory trust. The Fund commenced operations on January 3, 2017. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified closed-end management investment company and offers interests (“Shares”) registered under the 1940 Act and the Securities Act of 1933, as amended. The Fund operates as a “fund of hedge funds” and provides investors access to a variety of professionally managed private investment funds (“hedge funds”) that Homrich & Berg, Inc. (the “Adviser”) believes will provide a diversifying return stream to investors (each a “Portfolio Fund”). These Portfolio Funds are not registered under the 1940 Act and may be organized outside of the United States (“U.S.”). The Fund currently offers one class of shares (“Institutional Shares”).

Under the Fund’s organizational documents, its officers and Board of Trustees (“Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Portfolio Fund Transactions and Income Recognition

Investments in Portfolio Funds are recorded on a subscription effective date basis, which is generally the first day of the calendar month in which the investment is effective. Realized gains and losses are calculated on a specific identification method when redemptions are accepted by a Portfolio Fund which is generally on the last day of the calendar month. Interest income, if any, and expense are accrued each month. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

B. Investment Valuation and Risks.

The Fund will calculate the net asset value (“NAV”) of the Institutional Shares as of the close of business on the last business day of each calendar month and at such other times as the Board may determine, including in connection with the repurchase of Institutional Shares.

Because the Fund invests all or substantially all of its assets in Portfolio Funds, the NAV of the Institutional Shares will depend on the value of the Portfolio Funds. The NAVs of Portfolio Funds are generally not available from pricing vendors, nor are they calculable independently by the Fund or by the Adviser.

Peachtree Alternative Strategies Fund
Notes to the Schedule of Investments (continued)
January 31, 2017 (Unaudited)

Accordingly, the Board has approved procedures pursuant to which the Fund will value its investments in the Portfolio Funds at fair value (the “Valuation Procedures”). Under the Valuation Procedures, the Adviser is responsible for determining the fair value of each Portfolio Fund as of each date upon which the Fund calculates its NAV (the “NAV Date”). The Valuation Procedures require the Adviser to consider all relevant information when assessing and determining the fair value of the Fund’s interest in each Portfolio Fund and to make all fair value determinations in good faith. All fair value determinations made by the Adviser are subject to the review and supervision of the Board through its Valuation Committee. The Board’s Valuation Committee will be responsible for ensuring that the valuation process utilized by the Adviser is fair to the Fund and consistent with applicable regulatory guidelines.

As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will be the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund’s interest in the Portfolio Fund was redeemed as of the NAV Date. In accordance with the Valuation Procedures, the fair value of the Fund’s interest in a Portfolio Fund as of a NAV Date will ordinarily be the most recent NAV reported by a Portfolio Fund’s investment manager or third party administrator (“Portfolio Fund Management”). In the event that the last reported NAV of a Portfolio Fund is not as of the NAV Date, the Adviser may use other information that it believes should be taken into consideration in determining the Portfolio Fund’s fair value as of the NAV Date, including benchmark or other triggers to determine any significant market movement that has occurred between the effective date of the most recent NAV reported by the Portfolio Fund and the NAV Date.

Portfolio Fund investment managers (the “Investment Managers”), who operate Portfolio Funds in which the Fund invests, receive fees for their services. The fees include management and incentive fees or allocations based upon the net asset value of the Fund’s investment. These fees are deducted directly from each Portfolio Fund’s assets in accordance with the governing documents of the Portfolio Fund. Generally, fees payable to an Investment Manager are estimated to range from 1.0% to 2.0% (annualized) of the average NAV of the Fund’s investment in a Portfolio Fund. In addition, certain Investment Managers charge an incentive allocation or fee which can range up to and in some cases above 20% of a Portfolio Fund’s net profits. The impact of these fees are reflected in the Fund’s performance, but are not operational expenses of the Fund. Incentive fees may be subject to certain threshold rates.

Based on the information the Adviser typically receives from the Fund’s Portfolio Funds, the Fund is unable to determine on a look-through basis if any investments, on an aggregate basis, held by the Portfolio Funds represent greater than 5% of the Fund’s net assets.

The Fund’s interests in Portfolio Funds are also illiquid and subject to substantial restrictions on transferability. The Fund may not be able to acquire initial or additional interests in a Portfolio Fund or withdraw all or a portion of its investment from a Portfolio Fund promptly after it has made a decision to do so because of limitations set forth in that Portfolio Fund’s governing documents.

Generally, the fair value of the Fund’s investments in a Portfolio Fund represents the Fund’s proportionate share of that Portfolio Fund’s net assets as reported by applicable Investment Managers. All valuations were determined by the Adviser consistent with the Fund’s Valuation Procedures and are net of management and incentive fees pursuant to the Portfolio Funds’ applicable agreements. The fair value represents the amount the Fund expects to receive, gross of redemption fees or penalties, at January 31, 2017, if it were to liquidate its investments in the Portfolio Funds. Because of the inherent uncertainty of valuation, the value of investments in the Portfolio Funds held by the Fund may differ significantly from the values that would have been used had a ready market existed, and differences could be material.

Pursuant to the Valuation Procedures, the Adviser may conclude in certain circumstances that, after considering information reasonably available at the time the valuation is made and that the Adviser believes to be reliable, the balance provided by the Investment Managers does not represent the fair value of the Fund’s interest in the Portfolio Fund. In addition, in the absence of specific transaction activity in the interests of a particular Portfolio Fund, the Adviser could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund’s net assets as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to the reported net assets. Any such decision is made in good faith and is subject to the review and supervision of the Board.

Peachtree Alternative Strategies Fund
Notes to the Schedule of Investments (continued)
January 31, 2017 (Unaudited)

In determining fair values as of January 31, 2017, the Adviser has, as a practical expedient, estimated fair value of each Portfolio Fund using the NAV (or its equivalent) provided by the Portfolio Fund Management of each Portfolio Fund as of that date.

The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•
Level 1 – Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

•	Level 2 – Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly.

•
Level 3 – Inputs, broadly referred to as the assumptions that market participants use to make valuation decisions, are unobservable and reflect the Adviser’s best estimate of what market participants would use in pricing the financial instrument at the measurement date.

Changes in valuation techniques may result in transfers in or out of an assigned level with the disclosure hierarchy. The Fund recognizes transfer between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in money market mutual funds are generally priced at the ending NAV provided by the service agent of the funds. Accordingly, money market mutual funds with a fair value of $3,628,706 have been categorized as Level 1 in the fair value hierarchy. All investments for which fair value is measured using the NAV per share practical expedient are not required to be categorized within the fair value hierarchy. Accordingly, Portfolio Funds with a fair value of $80,593,164 have not been categorized in the fair value hierarchy.

3. Investment Strategies

The Fund’s investment objective is to create a diversified portfolio of hedge fund strategies that generates attractive risk-adjusted returns relative to traditional asset classes and that generates a return stream that is not highly correlated to equity market performance. The Fund will seek to achieve its investment objective by investing in a variety of hedge fund strategies that the Adviser believes will provide a diversifying return stream to shareholders.

Potential strategies for investment include, but are not limited to: (1) long/short equity (taking “long” positions in equity securities of U.S. and foreign issuers that are believed to be likely to increase in value and taking “short” positions in equity securities of U.S. and foreign issuers that are believed to be likely to decline in value); (2) credit long/short (investing in credit-sensitive securities, long and/or short, based upon credit analysis of issuers and securities, and credit market views); (3) distressed credit (using intensive credit analysis to invest in equity and/or fixed income securities of financially troubled U.S. and/or foreign issuers); (4) discretionary macro (investing across a variety of securities and financial instruments of U.S. and foreign issuers based on interpretations of the global macro economy and changes therein on the valuation of such securities and financial instruments). Investments may include Equity and Fixed Income Securities, currencies and commodities (i.e., agricultural, metals, energy); (5) managed futures (trading of futures contracts and options on futures contracts as either buyers or sellers of contracts representing real assets such as gold, silver, wheat, coffee, sugar, heating oil, or financial assets such as government bonds, equity indices and currencies to take advantage of investment opportunities in the equity, fixed income, currency and commodity markets), (6) structured credit (investments in residential and commercial mortgage-backed securities, other asset-backed securities, collateralized loan obligations and collateralized debt obligations); (7) statistical arbitrage (identify pricing anomalies in equities and other asset classes). Generally this strategy utilizes heavy quantitative, computational, and statistical analysis to identify short-term trends that can be taken advantage of in the relevant markets); and (8) multi-strategy (utilizing several of the strategies listed here, and potentially other strategies).

Peachtree Alternative Strategies Fund
Notes to the Schedule of Investments (continued)
January 31, 2017 (Unaudited)

The Fund will likely have significant exposure to the long/short equity strategy as the Adviser anticipates that in general, 30-50% of the Fund’s assets will be invested in this strategy. The Adviser may seek recommendations from the sub-adviser, ABS Investment Management LLC (the “Sub-Adviser”), regarding purchases and sales of investments in the portion of the Fund’s assets to be invested using the long/short equity strategy.

The balance of Portfolio Funds will be a variety of other hedge fund strategies that are intended to have lower correlation to equity markets over time. Managers are likely to invest in an array of securities across the globe, including emerging markets, in order to provide a diversifying return stream that is unrelated to traditional equity market risk factors.

The Adviser will determine the amount to allocate to each strategy. The Adviser intends that amounts will be allocated to at least several of the strategies at all times. Factors that determine the amount that the Adviser will allocate to each strategy include: the Adviser’s opinion of the opportunity set in that strategy, the capacity for investment with high quality managers in a given strategy and overall risk management of the Fund.

In order to implement the strategies, the Investment Managers may utilize one or more approaches, including but not limited to: (1) the effect of economic, political, or corporate changes on the prices of securities (Directional Trading Approach); (2) the effect of events on different securities (Event Driven Approach); (3) perceived valuations of securities (e.g., whether an issuer is overvalued or undervalued) (Fundamental Approach) and (4) a mispricing of securities relative to each other or relative to historic norms (Relative Value Approach).

While it is anticipated that many Portfolio Funds will invest in publicly traded U.S. and foreign common stocks, Portfolio Funds may also use other equity securities such as preferred stock, convertible securities and warrants (“Equity Securities”). Many Portfolio Funds may also invest in fixed income securities such as corporate debt obligations, government securities, municipal securities, financial institution obligations, mortgage-related securities, asset-backed securities and zero-coupon securities issued by U.S. issuers and similar securities issued by foreign issuers (collectively, “Fixed Income Securities”). Fixed Income Securities may have various maturity, duration and quality limitations, and may include high yield fixed income securities or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by Standard & Poor’s Rating Service, Inc. (“S&P”) or lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)). Many Portfolio Funds may also take long or short positions in Fixed Income Securities as a hedge against the equity or fixed income exposure in its portfolio.

Because Portfolio Funds are not registered under the 1940 Act and their governing documents typically do not impose significant investment restrictions, a Portfolio Fund may without limitation or prior notice to the Adviser, invest and trade in a broad range of securities, derivatives and other financial instruments (collectively, “Assets”). While, generally, each Portfolio Fund carries its investments at fair value, these investments are associated with a varying degree of off-balance sheet risks, including both market and credit risks. Market risk is the risk of potential adverse changes to the value of the Assets because of the changes in market conditions such as interest and currency rate movements and volatility of Asset values. Credit risk is the risk of the potential inability of counterparties to perform the terms of the contracts, which may be in excess of the amounts recorded in the Portfolio Funds’ respective balance sheets. In addition, Portfolio Funds will engage in the short sale of securities. A short sale of a security not owned by a Portfolio Fund involves the sale of a security that is borrowed from a counterparty to complete the sale. The sale of a borrowed security may result in a loss if the price of the borrowed security increases after the sale.

Peachtree Alternative Strategies Fund
Notes to the Schedule of Investments (continued)
January 31, 2017 (Unaudited)

Purchasing securities to close out the short position can itself cause their market price to rise further, increasing losses. Furthermore, a short seller may be prematurely forced to close out a short position if a counterparty demands the return of borrowed securities. Losses on short sales are theoretically unlimited, although losses to the Fund are limited to its investment in a particular Portfolio Fund.

Item 2. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report the Chief Executive Officer and Principal Financial Officer concluded the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-Q is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications by the registrant's chief executive officer and principal financial officer, pursuant to the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2a under the Investment Company Act of 1940 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Peachtree Alternative Strategies Fund

By	/s/ Ford Donohue
Ford Donohue, President and Principal Executive Officer

Date	3/28/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Ford Donohue
Ford Donohue, President and Principal Executive Officer

Date	3/28/2017

By	/s/ Bryan W. Ashmus
Bryan W. Ashmus, Treasurer and Principal Financial Officer

Date	3/28/2017